Securities and Exchange Commission
450 5th Street, NW
Washington, DC  20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Creative Master International, Inc. (formerly Davin Enterprises, Inc.) dated April 30, 1998.


                                           /S/ Greenberg & Company LLC, CPA's
                                           ------------------------------------
                                           Greenberg & Company LLC, CPA's

Springfield, NJ  07081
May 7, 1998